LCM INTERNET GROWTH FUND, INC.

                             A MARYLAND CORPORATION

                               SEMI-ANNUAL REPORT
                               SEPTEMBER 30, 2001

                               223 W. LAKE STREET
                            CHICAGO, ILLINOIS 60606
                                  312-705-3028

              AS OF SEPTEMBER 30, 2001 THE ISSUER HAD OUTSTANDING
               2,602,847 SHARES OF COMMON STOCK ($0.01 PAR VALUE)

                               TABLE OF CONTENTS

                                                                   Page
                                                                   ----

I.    Letter to Shareholders                                        3

II.   Abbreviated Table of Investment Results                       4

III.  Fund Description                                              5

IV.   Investment Objective and Strategy                             5

V.    Risk Factors and Website                                      6

VI.   Schedule of Investments                                      7-10

VII.  Statement of Assets and Liabilities                           11

VIII. Statement of Operations                                       12

IX.   Statements of Changes in Net Assets                           13

X.    Financial Highlights                                          14

XI.   Notes to Financial Statements                               15-17

XII.  Top Twenty-Five Equity Positions (with prior year end rank)   18

XIII. Annual Meeting of Stockholders                                19

XIV.  Stock Repurchase Program                                      19

XV.   Board and Officers                                            20

                             LETTER TO SHAREHOLDERS

The September 2001 quarter will go down in history as one that will burn in our memories.

The lagging economy and market weakness was totally overshadowed September 11th by one of the most horrendous human events in our history. Our hearts go out for the victims and their families in this time of sorrow.

While the devastation in New York and Washington will continue to weigh heavily on our Nation the strength of the American people will see us through these challenges. Our Country is resilient and we believe that these events will only strengthen our resolve to do the right things.

Although it is difficult to look forward and talk about business, it is inevitable that we get back to business. We feel that beyond this human devastation and weak economy that our economic future will continue in a longer term up cycle. Once this market correction has run its course, we feel that the economy will once again focus on the problems that need to be addressed and solved. The problems in our world are opportunities for creative people/companies to bring new solutions and industries that will continue this mega growth cycle.

Sometimes the future can be scary, but sometimes great things come out of our need to stand together and resolve problems.

Let us focus on finding those great things that can come from our Nation's new commitment.

Barry J. Glasgow
Portfolio Manager

              ABBREVIATED TABLE OF INVESTMENT RESULTS (UNAUDITED)

FOR PERIOD ENDED SEPTEMBER 30, 2001

LCM INTERNET GROWTH FUND - NAV

                                                                  AVERAGE
                                                                   ANNUAL
                                                                   RETURN
    NAV       ONE     THREE     SIX      CALENDAR     ONE          SINCE
RETURNS1<F1> MONTH    MONTHS  MONTHS   YEAR TO DATE  YEAR   INCEPTION2<F2>,4<F4>
             ------   ------  ------   ------------  ----   --------------------
            -22.88%  -42.01%  -32.98%    -57.02%    -77.80%       -48.05%

LCM INTERNET GROWTH FUND - MARKET VALUE

                                                                  AVERAGE
                                                                   ANNUAL
                                                                   RETURN
   MARKET     ONE     THREE     SIX      CALENDAR     ONE          SINCE
RETURNS1<F1> MONTH    MONTHS  MONTHS   YEAR TO DATE  YEAR      INCEPTION3<F3>
             ------   ------  ------   ------------  ----      --------------
            -25.00%  -38.30%  -31.44%    -55.45%    -73.72%       -52.26%

PER SHARE DATA

                     September 30, 2001     March 31, 2001     Inception Date
                     ------------------     --------------     --------------
Market Price               $2.10                $3.33             $10.003<F3>
Net Asset Value            $2.36                $3.77              $9.354<F4>

1<F1>  Returns for periods of less than one year are not annualized.
2<F2> Includes net gains from investments in IPOs. There can be no assurance that the Fund will continue to have access to IPOs or that any such investments in the future will be profitable for the Fund.
3<F3> The Inception Date is October 26, 1999, the day the Fund first traded on AMEX.
4<F4> The Inception Date is October 29, 1999, the day the Fund's initial public offering closed.

Investors should be aware that the information contained in this page is historical data and that past performance in not indicative of future investment results. Shares, when sold, may be worth more or less than their original cost.

                                FUND DESCRIPTION

The Fund was organized on August 24, 1998 as a corporation under the laws of the State of Maryland. The Fund is a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940. LCM Capital Management, Inc. ("LCMCM"), a registered investment advisor, is the Fund's Investment Advisor. As of September 30, 2001, there were 2,602,847 shares of the Fund's common stock issued and outstanding.

                       INVESTMENT OBJECTIVE AND STRATEGY

The Fund's investment objective is to seek capital appreciation through investment in a portfolio consisting primarily of equity securities issued by companies that LCMCM believes will benefit from growth in the Internet sector. Equity securities are defined to include common stocks, securities convertible into common stocks, such as convertible preferred stocks, bonds, notes and debentures, and American Depository Receipts ("ADRs"). Current income is not an investment consideration. The Fund's investment objective is a fundamental policy that may not be changed without the approval of a majority of the Fund's outstanding voting securities.

Under normal market conditions, at least 65% of the Fund's total assets are invested in the equity securities of companies that engage in Internet and Internet-related activities. Under favorable market conditions, the Fund typically is substantially fully-invested in such securities. The Fund may hold a small portion of its assets (generally not more than 10%) in U.S. government securities, money market securities and cash to meet ordinary daily cash needs. Under unusual circumstances, as a defensive technique, the Fund may retain a larger portion of the cash and/or invest more assets in U.S. government securities and/or money market securities deemed by LCMCM to be consistent with a temporary defensive posture. To the extent the Fund engages in temporary investment strategies, the Fund may not achieve its investment objective.

In assessing Internet-related opportunities for the Fund, LCMCM has divided the Internet into three major areas consisting of sectors and sub-sectors. The three major areas are Infrastructure, Content and E-commerce. Infrastructure refers to the basic connections, networks and computer and server hardware necessary to convey information from point A to point B. Content includes those sites, services, software and applications necessary to facilitate user access to information and/or services on the web. E-commerce is the structure necessary to conduct business-to-business, consumer-to-business and government-to-business transactions.

LCMCM closely monitors the Internet and Technology industries for emerging and obsolete sub-sectors. Within each sub-sector, LCMCM evaluates the companies vying for leadership positions. Generally, such leaders are added to the Fund's holdings. LCMCM recognizes that these leaders will not remain static and continually evaluates the leadership changes.

Generally, at least 85% of the Fund's Internet-related equity investments are divided among the leaders LCMCM has identified. As the leaders change, the Fund's investments may be rebalanced to reflect the change. Such rebalancing increases the Fund's transactional expenses and portfolio turnover. The Fund may invest up to the remaining 15% of its equity investments in special situations, generally in private companies with cutting-edge technology.

                                  RISK FACTORS

An investment in shares of the Fund involves a number of risks. As a result, there can be no assurance that the Fund will achieve its investment objective. Due to the risks inherent in the securities in which the Fund invests, the Fund should not be considered a complete investing program. Investors should consider the following risk factors in evaluating an investment in shares of the Fund.

Volatility of Investments  The market prices of the securities in which the Fund
-------------------------
invests are highly volatile and are subject to wide fluctuations, which may result in similar fluctuations in the net asset value of the Fund's stock.

Concentration in the Technology Sector  The net asset value of the Fund's shares
--------------------------------------
is especially influenced by factors specific to the technology sector and may fluctuate more than the net asset value of shares in a portfolio investing in a broader range of industries.

Investments in Smaller Companies and/or Illiquid Securities  Because the
-----------------------------------------------------------
Internet is relatively new, many of the companies in which the Fund invests are small with little prior operating history, and certain of these companies may have securities that are thinly traded, restricted as to resale or otherwise highly illiquid.

Discount from Net Asset Value  Shares of closed-end management investment
-----------------------------
companies frequently trade at a discount to their net asset value. Investors should be aware that the discount (or premium) to net asset value can fluctuate significantly.

Initial Public Offerings  From time to time, the Fund invests in companies at
------------------------
the initial public offering stage. The Fund has no assurance that it will continue to have access to such investments, or that any such investments will be profitable for the Fund.

For a more complete discussion of the Fund's risk factors, please see the Fund's initial public offering prospectus.

                                WWW.LCMFUNDS.COM

Shareholders can get updates on the Fund's daily net asset value and stock price at the Fund's website, www.lcmfunds.com. Investors will also find links to the Fund's quarterly, semi-annual and annual reports, as well as press releases issued by the Fund.

                            SCHEDULE OF INVESTMENTS
                         SEPTEMBER 30, 2001 (UNAUDITED)

  SHARES                                                               VALUE
  ------                                                               -----
             COMMON STOCKS - 67.6%**<F6>

             COMPUTERS AND ELECTRONICS - 7.9%**<F6>
    24,000   Advanced Digital Information Corporation*<F5>          $  247,440
     3,100   EMC Corporation*<F5>                                       36,425
    16,000   M-Systems Flash Disk Pioneers Ltd.*<F5> f<F7>              67,680
     5,000   SanDisk Corporation*<F5>                                   49,300
     8,000   Silicon Storage Technology, Inc.*<F5>                      37,040
     6,000   Sun Microsystems, Inc.*<F5>                                49,620
                                                                    ----------
                                                                       487,505
                                                                    ----------

             E-COMMERCE - 3.6%**<F6>
    41,000   Digitas, Inc.*<F5>                                         94,300
     2,400   eBay, Inc.*<F5>                                           109,800
    32,000   PurchasePro.com, Inc.*<F5>                                 18,240
                                                                    ----------
                                                                       222,340
                                                                    ----------

             EXCHANGE TRADED FUNDS - 2.8%**<F6>
    10,000   B2B Internet HOLDRs Trust                                  25,700
     5,000   Semiconductor HOLDRs Trust                                147,800
                                                                    ----------
                                                                       173,500
                                                                    ----------

             FIBER OPTICS - 1.3%**<F6>
    10,000   Finisar Corporation*<F5>                                   39,600
    14,400   Optical Communication Products, Inc.*<F5>                  33,408
       500   TyCom, Ltd.*<F5> f<F7>                                      3,925
                                                                    ----------
                                                                        76,933
                                                                    ----------

             FINANCIAL SERVICES - 1.5%**<F6>
    15,000   E*TRADE Group, Inc.*<F5>                                   90,750
                                                                    ----------

             INTERNET CONTENT - 3.0%**<F6>
    40,000   InfoSpace, Inc.*<F5>                                       57,600
    14,000   Yahoo! Inc.*<F5>                                          123,340
                                                                    ----------
                                                                       180,940
                                                                    ----------

             NETWORKING PRODUCTS - 3.1%**<F6>
     2,500   Brocade Communications Systems, Inc.*<F5>                  35,075
     5,000   Cisco Systems, Inc.*<F5>                                   60,900
     9,000   Emulex Corporation*<F5>                                    85,590
    24,400   IBS Interactive, Inc.*<F5>                                 10,736
                                                                    ----------
                                                                       192,301
                                                                    ----------

             NETWORK SECURITY - 0.3%**<F6>
    20,500   V-ONE Corporation*<F5>                                     19,885
                                                                    ----------

             SEMICONDUCTORS - 15.8%**<F6>
     7,000   Applied Micro Circuits Corporation*<F5>                    48,930
    10,000   Atmel Corporation*<F5>                                     66,800
    17,500   Cirrus Logic, Inc.*<F5>                                   129,850
    10,000   Cree, Inc.*<F5>                                           147,800
    15,000   GlobeSpan, Inc.*<F5>                                      135,600
     8,300   Intersil Corporation*<F5>                                 231,736
     7,000   Texas Instruments,  Inc.                                  174,860
     4,500   Vitesse Semiconductor Corporation*<F5>                     34,875
                                                                    ----------
                                                                       970,451
                                                                    ----------

             SOFTWARE - 17.2%**<F6>
     2,500   BEA Systems, Inc.*<F5>                                     23,975
    10,000   Compuware Corporation*<F5>                                 83,300
    43,490   GraphOn Corporation*<F5>                                   46,534
    13,000   i2 Technologies, Inc.*<F5>                                 44,720
    10,000   Manugistics Group, Inc.*<F5>                               58,200
    15,000   McDATA Corporation Class B*<F5>                           126,750
    17,844   Oracle Corporation*<F5>                                   224,478
     3,000   PeopleSoft, Inc.*<F5>                                      54,120
    35,000   Portal Software, Inc.*<F5>                                 52,150
     5,700   Siebel Systems, Inc*<F5>                                   74,157
    22,500   TIBCO Software Inc.*<F5>                                  165,150
    75,000   Tucows Inc.*<F5>                                           25,500
     4,000   VERITAS Software Corporation*<F5>                          73,760
                                                                    ----------
                                                                     1,052,794
                                                                    ----------

             TELECOMMUNICATION EQUIPMENT - 3.8%**<F6>
    22,684   ADC Telecommunications, Inc.*<F5>                          79,167
     4,000   Digital Lightwave, Inc.*<F5>                               39,240
     3,000   Nortel Networks Corporation*<F5> f<F7>                     16,830
    25,600   WJ Communications, Inc.*<F5>                               97,280
                                                                    ----------
                                                                       232,517
                                                                    ----------

             TELECOMMUNICATION SERVICES - 3.2%**<F6>
    65,900   o2wireless Solutions, Inc.*<F5>                            83,693
    10,000   OmniSky Corporation*<F5>                                    2,500
     4,000   Qwest Communications International, Inc.                   66,800
    10,000   Wireless Facilities, Inc.*<F5>                             44,700
                                                                    ----------
                                                                       197,693
                                                                    ----------

             WIRELESS EQUIPMENT - 4.1%**<F6>
     4,300   EMS Technologies, Inc.*<F5>                                59,555
    20,000   Proxim, Inc.*<F5>                                         195,000
                                                                    ----------
                                                                       254,555
                                                                    ----------

             TOTAL COMMON STOCKS (Cost $9,882,109)                   4,152,164
                                                                    ----------

        CONTRACTS
(100 SHARES PER CONTRACT)
-------------------------
             CALL OPTIONS PURCHASED - 1.0%**<F6>
       100   NASDAQ 100 Index
               Expiration January 19, 2001
               Exercise Price $29.00                                    32,000
       100   NASDAQ 100 Index
               Expiration January 19, 2001
               Exercise Price $30.00                                    27,000
                                                                    ----------

             TOTAL CALL OPTIONS (Cost $ 77,600)                         59,000
                                                                    ----------

  SHARES
  ------
             WARRANTS - 0.0%**<F6>
     7,500   IBS Interactive, Inc. i<F8> v<F9>
               Expiration March 14, 2003
               Exercise Price $13.75                                     1,950
                                                                    ----------

             TOTAL WARRANTS (Cost $18,000)                               1,950
                                                                    ----------

  PRINCIPAL
AMOUNT/SHARES
-------------
             SHORT-TERM INVESTMENTS - 34.6%**<F6>

             INVESTMENT COMPANY - 4.8%**<F6>
   294,100   Firstar U.S. Treasury Money Market Fund                   294,100
                                                                    ----------

             U.S. TREASURY BILL - 18.2%**<F6>
$1,120,000   2.72%, Maturing 10/04/2001                              1,119,746
                                                                    ----------

             VARIABLE RATE DEMAND NOTES - 11.6%**<F6> D<F10>
   152,080   American Family Demand Note, 2.316%                       152,080
   280,000   Wisconsin Corporate Central Credit Union, 2.336%          280,000
   280,000   Wisconsin Electric Power Company, 2.316%                  280,000
                                                                    ----------

             TOTAL VARIABLE RATE DEMAND NOTES                          712,080
                                                                    ----------

             TOTAL SHORT-TERM INVESTMENTS (Cost $2,125,874)          2,125,926
                                                                    ----------

             TOTAL INVESTMENTS (Cost $12,103,583)                   $6,339,040
                                                                    ----------
                                                                    ----------

 *<F5>  Non-income producing security
**<F6> Computed as a percentage of net assets f<F7> U.S. security of foreign company i<F8> Illiquid security v<F9> Fair valued security
d<F10> Variable rate demand notes are considered short-term obligations and are payable on demand. Interest rates change periodically on specified dates. The rates listed are as of September 30, 2001.

See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES
                         SEPTEMBER 30, 2001 (UNAUDITED)

ASSETS:
Investments, at value (cost $12,103,583)                          $  6,339,040
Receivable for investments sold                                             --
Dividends and interest receivable                                        2,433
Other assets                                                            13,589
                                                                  ------------
     Total assets                                                    6,355,062
                                                                  ------------

LIABILITIES:
Payable to Custodian                                                       409
Payable for investments purchased                                       94,600
Payable to Adviser                                                       5,741
Accrued expenses and other liabilities                                 114,305
                                                                  ------------
     Total liabilities                                                 215,055
                                                                  ------------

NET ASSETS                                                        $  6,140,007
                                                                  ------------
                                                                  ------------

NET ASSETS CONSIST OF:
Common stock, at par ($0.01), 500 million shares authorized            $26,406
Additional paid-in capital                                          24,267,819
Cost of 37,736 shares held in treasury                                (345,985)
Accumulated undistributed net realized losses                      (12,043,690)
Net unrealized depreciation on investments                          (5,764,543)
                                                                  ------------
     Net assets                                                   $  6,140,007
                                                                  ------------
                                                                  ------------

Net assets, per share of Common Stock
  (based on 2,602,847 shares outstanding)                         $       2.36
                                                                  ------------
                                                                  ------------

Market value, per share of Common Stock                           $       2.10
                                                                  ------------
                                                                  ------------

See Notes to Financial Statements

                            STATEMENT OF OPERATIONS
                SIX MONTHS ENDED SEPTEMBER 30, 2001 (UNAUDITED)

INVESTMENT INCOME:
     Interest income                                               $    47,065
     Dividend income (net of foreign taxes withheld of $20)              2,975
                                                                   -----------
     Total investment income                                            50,040
                                                                   -----------

EXPENSES:
     Investment advisory fee                                            50,136
     Administration fee                                                 17,568
     Shareholder servicing and accounting costs                         27,084
     Custody fees                                                        5,418
     Registration                                                        3,843
     Professional fees                                                  26,117
     Reports to shareholders                                            12,202
     Directors' fees and expenses                                       17,568
     Other                                                              16,104
                                                                   -----------
     Total expenses                                                    176,040
                                                                   -----------
Net investment loss                                                   (126,000)
                                                                   -----------

REALIZED AND UNREALIZED LOSS ON INVESTMENTS:
     Realized loss on:
        Long transactions                                             (923,780)
        Options expired or closed                                      (21,538)
     Change in unrealized appreciation (depreciation)
       on investments:                                              (1,942,428)
                                                                   -----------
     Net realized and unrealized loss on investments                (2,887,746)
                                                                   -----------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS               $(3,013,746)
                                                                   -----------
                                                                   -----------

See Notes to Financial Statements

                      STATEMENTS OF CHANGES IN NET ASSETS

                                                                  SIX MONTHS ENDED
                                                                 SEPTEMBER 30, 2001      YEAR ENDED
                                                                    (UNAUDITED)        MARCH 31, 2001
                                                                 ------------------    --------------
OPERATIONS:
Net investment loss                                                  $  (126,000)       $   (237,600)
Net realized gain (loss) on:
     Long transactions                                                  (923,780)        (16,364,886)
     Short transactions                                                       --              17,351
     Options contracts expired or closed                                 (21,538)            371,520
Change in unrealized appreciation (depreciation) on:
     Investments                                                      (1,942,428)        (11,178,370)
     Written options                                                          --             (93,479)
                                                                     -----------        ------------
Net decrease in net assets resulting from operations                  (3,013,746)        (27,485,464)
                                                                     -----------        ------------

CAPITAL SHARE TRANSACTIONS:
Dividends reinvested from issuance of treasury shares
  (23,964 and 0 shares, respectively)                                     81,478                  --
Cost of treasury shares repurchased
  (0 and 61,700 shares, respectively)                                         --            (563,983)
                                                                     -----------        ------------
Net increase (decrease) in net assets resulting
  from capital share transactions                                         81,478            (563,983)
                                                                     -----------        ------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net realized gains                                                      (662,773)         (1,320,293)
                                                                     -----------        ------------
Total distributions                                                     (662,773)         (1,320,293)
                                                                     -----------        ------------

TOTAL DECREASE IN NET ASSETS                                          (3,595,041)        (29,369,740)
                                                                     -----------        ------------

NET ASSETS:
     Beginning of year                                                 9,735,048          39,104,788
                                                                     -----------        ------------
     End of period                                                   $ 6,140,007        $  9,735,048
                                                                     -----------        ------------
                                                                     -----------        ------------

See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS

                                                                        SIX MONTHS ENDED
                                                                       SEPTEMBER 30, 2001      YEAR ENDED
                                                                          (UNAUDITED)        MARCH 31, 2001
                                                                       ------------------    --------------
Net asset value, beginning of year                                           $3.77              $14.81

INCOME FROM INVESTMENT OPERATIONS:
Net investment loss                                                          (0.05)              (0.09)
Net realized and unrealized gain (loss) on investments                       (1.10)             (10.45)(3)<F13>
                                                                             -----              ------
                                                                             (1.15)             (10.54)
                                                                             -----              ------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net realized gains                                                           (0.26)              (0.50)
                                                                             -----              ------

Net asset value, end of period                                               $2.36              $ 3.77
                                                                             -----              ------
                                                                             -----              ------

TOTAL RETURN
     Market value                                                         (31.44)%(1)<F11>    (71.89)%
     Net asset value                                                      (32.98)%(1)<F11>    (73.46)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                                   $6,140              $9,744
Ratio of expenses to average net assets                                      3.51%(2)<F12>       2.19%
Ratio of net investment loss to average net assets                         (2.51)%(2)<F12>     (0.93)%
Portfolio turnover rate                                                     34.79%(1)<F11>     550.56%

(1)<F11>  Not annualized
(2)<F12>  Annualized
(3)<F13> Includes $0.06 of gains resulting from the buy back of treasury shares at a discount from the net asset value.

See Notes to Financial Statements

                   NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

LCM Internet Growth Fund, Inc. (the "Fund") was incorporated under the laws of the state of Maryland on August 24, 1998 and is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund commenced operations on October 29, 1999. The investment objective of the Fund is to seek capital appreciation by investing in a portfolio consisting primarily of equity securities issued by companies that the Fund's investment advisor believes will benefit from growth of the Internet. Current dividend income is not an investment consideration. Under normal market conditions, the Fund will invest at least 65% of its total assets in the equity securities of companies that engage in Internet and Internet-related activities. The following is a summary of significant accounting policies followed by the Fund.

a) Investment Valuation - Common stocks and securities sold short that are listed on a security exchange or quoted on NASDAQ are valued at the last quoted sales price on the day the valuation is made. Price information on listed stocks is taken from the exchange where the security is primarily traded. If such securities were not traded on the valuation date, they are valued at the average of the current bid and asked price. Unlisted equity securities for which market quotations are readily available are valued at the latest quoted bid price. Debt securities are valued at the latest bid price. Investments in open-end mutual funds are valued at the net asset value on the day the valuation is made. Short-term instruments (those with remaining maturities of 60 days or less) are valued at amortized cost, which approximates market value. Other assets and securities for which no quotations are readily available are valued at fair value as determined in good faith by management in accordance with procedures approved by the Board of Directors. At September 30, 2001, such securities represent 0.03% of the Fund's net assets.

b) Written Option Accounting - The Fund writes (sells) call options for trading purposes and writes put options for hedging purposes. When the Fund writes (sells) an option, an amount equal to the premium received by the Fund is included in the Statement of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option written. By writing an option, the Fund may become obligated during the term of the option to deliver or purchase the securities underlying the option at the exercise price if the option is exercised. Option contracts are valued at the average of the current bid and asked price reported on the day of valuation. When an option expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss if the cost of the closing purchase transaction differs from the premium received when the option was sold without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When an option is exercised, the premium originally received decreases the cost basis of the underlying security (or increases the proceeds on securities sold short) and the Fund realizes a gain or loss from the sale of the security. All written options must be fully collateralized. The Fund maintains, as appropriate, cash, U.S. Government securities or other liquid assets in an amount at least equal to the market value of the purchase obligation of put options or the market value of the instrument underlying the contract for call options. See Note 3 for options written by the Fund for the six months ended September 30, 2001.

c) Purchased Option Accounting - Put and call option contracts may be held by the Fund for trading and hedging purposes. Premiums paid for option contracts purchased are included in the Statement of Assets and Liabilities as an asset. Option contracts are valued at the average of the current bid and asked price reported on the day of valuation. When option contracts expire or are closed, realized gains or losses are recognized without regard to any unrealized gains or losses on the underlying securities.

d) Short Sales - The Fund may engage in short sale transactions. For financial statement purposes, an amount equal to the short sale proceeds is included in the Statement of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the short position. Subsequent fluctuations in the market prices of securities sold, but not yet purchased, may require the Fund to purchase the securities at prices which may differ from the market value reflected in the Statement of Assets and Liabilities. The Fund is liable for any dividends payable on securities while those securities are in a short position. As collateral for its short positions, the Fund is required to maintain segregated assets consisting of cash, cash equivalents or liquid securities. These segregated assets are required to be adjusted daily to reflect changes in the value of the securities sold short. At September 30, 2001, the Fund did not hold any short positions.

e) Foreign Securities - The Fund may invest up to 5% of its net assets in foreign securities. Investing in securities of foreign companies and foreign governments involves certain risks and considerations not typically associated with investing in U.S. companies and the U.S. government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. government.

f) Federal Income Taxes - It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute, at least annually, substantially all of its net investment income and net realized capital gains to shareholders. Therefore, no provision for federal income taxes is required.

g) Investment Income and Investment Transactions - Investment transactions are recorded on trade date. The Fund determines the gain or loss realized from investment transactions by comparing the original cost of the security lot sold with the net sales proceeds. Dividend income (or expense on securities sold short) is recognized on the ex-dividend date or as soon as information is available to the Fund, and interest income is recognized on an accrual basis.

h) Distributions to Shareholders - Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with accounting principles generally accepted in the United States of America. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

i) Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2.  INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments, options and short positions) aggregated $2,550,778 and $3,293,621, respectively, for the six months ended September 30, 2001.

At September 30, 2001, gross unrealized appreciation and depreciation of investments were as follows:

   Appreciation                                       $   101,657
   Depreciation                                        (5,866,200)
                                                      -----------
   Net depreciation on investments                    $(5,764,543)
                                                      -----------
                                                      -----------

3.  OPTION CONTRACTS WRITTEN

The premium amount and the number of option contracts written during the period ended September 30, 2001, were as follows:

                                            Premium Amount  Number of Contracts
                                            --------------  -------------------
   Options outstanding, beginning of period    $     0                0
   Options written                               7,490               70
   Options closed                                    0                0
   Options exercised                            (7,490)             (70)
   Options expired                                   0                0
                                               -------              ---
   Options outstanding, end of period          $     0                0
                                               -------              ---
                                               -------              ---

4.  INVESTMENT ADVISORY AND OTHER AGREEMENTS

The Fund has entered into an investment advisory agreement with LCM Capital Management, Inc. ("LCMCM"). Pursuant to this agreement, LCMCM is entitled to receive a fee, calculated daily and payable monthly, at the annual rate of 1% as applied to the Fund's daily net assets. LCMCM may from time to time voluntarily waive all or a portion of its management fee and/or all or a portion of operating expenses in order to ensure that total annual operating expenses do not exceed 2.50% of average daily net assets, though currently, LCMCM has decided not to waive the aforementioned expenses. Firstar Mutual Fund Services, LLC serves as administrator and accounting services agent for the Fund, and Firstar Bank, N.A. serves as transfer agent, dividend paying agent, registrar and custodian.

5.  STOCK REPURCHASE PROGRAM

The Fund may repurchase its shares at such time as the Fund's shares are trading at a greater than 10% discount to the Fund's net asset value. During the six months ended September 30, 2001, the Fund did not repurchase any shares of capital stock on the open market. No limit has been placed on the number of shares to be purchased by the Fund other than those imposed by federal securities laws. All purchases will be made in accordance with federal securities laws. The shares purchased are held in treasury or were issued for dividends reinvested.

6.  CAPITAL STOCK

Transactions in shares of common stock were as follows:

                                             Six Months Ended      Year Ended
                                            September 30, 2001   March 31, 2001
                                            ------------------   --------------
   Shares outstanding, beginning of period       2,578,883         2,640,583
   Shares issued                                    23,964                --
   Shares repurchased                                   --           (61,700)
                                                 ---------         ---------
   Shares, outstanding, end of period            2,602,847         2,578,883
                                                 ---------         ---------
                                                 ---------         ---------

                  TOP TWENTY-FIVE EQUITY POSITIONS (UNAUDITED)

   RANK        RANK                                               PERCENTAGE OF
09/30/2001  03/31/2001  SECURITY                        VALUE      NET ASSETS
----------  ----------  --------                        -----      ----------
     1           2      Advanced Digital Info. Corp    $247,440       4.03%
     2           3      Intersil Holding Corp.          231,736       3.77%
     3          20      Oracle Corporation              224,478       3.66%
     4          30      Proxim, Inc.                    195,000       3.18%
     5           -      Texas Instruments               174,860       2.85%
     6          16      Tibco Software, Inc.            165,150       2.69%
     7          42      Cree, Inc.                      147,800       2.41%
     8           -      Semiconductor HOLDRS Trust      147,800       2.41%
     9           -      GlobeSpan, Inc.                 135,600       2.21%
    10           9      Cirrus Logic, Inc.              129,850       2.11%
    11          11      McDATA Corporation              126,750       2.06%
    12          13      Yahoo! Inc.                     123,340       2.01%
    13           -      eBay, Inc.                      109,800       1.79%
    14          46      WJ Communications, Inc.          97,280       1.58%
    15          15      Digitas Inc.                     94,300       1.54%
    16          27      E*TRADE Group                    90,750       1.48%
    17          19      Emulex Corporation               85,590       1.39%
    18          22      O2wireless Solutions, Inc.       83,693       1.36%
    19          31      Compuware Corporation            83,300       1.36%
    20          25      ADC Telecommunications, Inc.     79,167       1.29%
    21           4      Siebel Systems, Inc.             74,157       1.21%
    22          35      VERITAS Software Corporation     73,760       1.20%
    23          17      M-Systems Flash Disk Pioneers    67,680       1.10%
    24          14      Atmel Corporation                66,800       1.09%
    25          21      Qwest Communications             66,800       1.09%

                         ANNUAL MEETING OF STOCKHOLDERS

The annual meeting of stockholders of the Fund was held on July 26, 2001. At the meeting all the directors of the Fund were re-elected by the following vote of the holders of shares of the Fund:

                                             Votes For         Votes Withheld
                                             ---------         --------------
   Barry Glasgow                             2,396,842             71,628
   Michael Grady, Jr.                        2,409,502             58,968
   Lawrence Harb                             2,402,881             65,589
   George Kraft                              2,409,957             58,513
   Michael Radnor                            2,411,457             57,013
   David von Vistauxx                        2,414,248             54,222

In addition, the selection of PricewaterhouseCoopers, LLP as independent auditors of the Fund for the following fiscal year was ratified by the shareholders according to the following vote:

                                 Votes For     Votes Against    Votes Withheld
                                 ---------     -------------    --------------
   PricewaterhouseCoopers        2,445,659        12,394            10,417

                            STOCK REPURCHASE PROGRAM

At the initial meeting of the Board of Directors, the Board authorized the Fund's managers to repurchase shares of the Fund at such times as the Fund is trading at a substantial discount to NAV (greater than 10%). In the six months ended September 30, 2001 no repurchases were made in the Fund.

 This report, including the financial statements herein, is transmitted to the shareholders of LCM Internet Growth Fund, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Company or of any securities mentioned in the report. The rates of return will vary and the market value of an investment will fluctuate. Shares, if sold, may be worth more or less than their original cost. Past performance is not indicative of future investment results.

                               BOARD OF DIRECTORS

MICHAEL R. GRADY, Jr.                      BARRY J. GLASGOW
President                                  Chief Investment Officer
LCM Capital Management, Inc.               LCM Capital Management, Inc.
Chicago, Illinois                          Chicago, Illinois

DAVID VON VISTAUXX, Ph.D.                  MICHAEL RADNOR, Ph.D.
President                                  Professor
Vistauxx Ltd.                              Kellogg Graduate School of Management
Silver Spring, Maryland                    Northwestern University
                                           Evanston, Illinois

GEORGE D. KRAFT, Ph.D.                     LAWRENCE E. HARB
Professor                                  President
I.I.T. Stuart Graduate School of Business  IT Risk Managers, Inc.
Chicago, Illinois                          Okemos, Michigan

                               EXECUTIVE OFFICERS

MICHAEL R. GRADY, Jr.                      BARRY J. GLASGOW
President and Treasurer                    Vice President and Secretary

                               INVESTMENT ADVISOR

                          LCM CAPITAL MANAGEMENT, INC.
                               223 W. Lake Street
                            Chicago, Illinois 60606
                                  312-705-3028

                    CUSTODIAN, TRANSFER AGENT AND REGISTRAR

                               FIRSTAR BANK, N.A.
                            615 East Michigan Street
                           Milwaukee, Wisconsin 53202